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                                                                    EXHIBIT 23.3

                               [KPMG LETTERHEAD]

The Directors
Astor Corporation
8521 Six Forks Road                                   Our ref     1d06/560
Suite 105
Raleigh, NC 27615                                     Contact    Alan Buckle
                                                            0171 311 8468

9 January 1997

Dear Sirs

    We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Auditors" in the registration statement.

Yours faithfully

KPMG
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KPMG

                               [KPMG LETTERHEAD]